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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 ------------


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 30, 1995
                                                  ----------------


                     Sensormatic Electronics Corporation
         ---------------------------------------------------------
              (Exact name of registrant as specified in charter)


          Delaware                     0-3953               34-1024665
 -----------------------------    ----------------     ------------------
   (State or other jurisdic-      (Commission file       (IRS employer
    tion of incorporation)            number)          identification No.)


         500 N.W. 12th Avenue
       Deerfield Beach, Florida                               33442
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(Address of principal executive offices)                    (Zip Code)


             Registrant's telephone number, including area code:
                                (305) 420-2000
                                --------------


        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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Item 5. Other Events.


        The Securities and Exchange Commission (the "SEC") has entered a formal order of private investigation In the Matter of Sensormatic Electronics Corporation (the "Order"). The Company was furnished a copy of the Order by the SEC on October 30, 1995. The Order authorizes the SEC to investigate, among other things, trading in the Company's securities and certain disclosure, accounting and financial reporting issues. Documents sought by the SEC in a subpoena to the Company, issued pursuant to the Order, include documents relating to the Company's revenue recognition policies and procedures, which were the subject of an expanded audit by Ernst & Young LLP, the Company's independent auditors. The Company had previously been cooperating with an informal inquiry by the SEC into these issues and intends to continue to cooperate with the SEC in its formal investigation.

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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 1, 1995


                                        SENSORMATIC ELECTRONICS CORPORATION


                                        By /s/ Raymond Monteleone
                                           --------------------------------
                                           Raymond Monteleone
                                           Vice President and Acting Chief
                                           Financial Officer